Exhibit 99.2

Notes to Footnote 3:

The following table sets forth the number of shares of Series F-2 Convertible Preferred Stock held by the reporting persons and the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series F-2 Convertible Preferred Stock is convertible into approximately 0.2056 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-----------------------------------------------------------------------------------------------------
             Holder                               Shares of Series F-2      Shares of Common Stock
                                                 Convertible Preferred    Issuable Upon Conversion of
                                                Stock held by the Holder   the Series F-2 Convertible
                                                                                Preferred Stock
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                     2,107,943                   433,452
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                         48,701                    10,014
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP),  L.P.                       177,933                    36,588
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                49,316                    10,141
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.             49,316                    10,141
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P           19,842                     4,080
-----------------------------------------------------------------------------------------------------
TWP 2000 Co-Investment Fund, L.P.                           40,372                     8,302
-----------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 4:

The following table sets forth the number of shares of Series I-2 Convertible Preferred Stock held by the reporting persons and the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series I-2 Convertible Preferred Stock is convertible into approximately 0.5615 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-----------------------------------------------------------------------------------------------------
             Holder                               Shares of Series I-2      Shares of Common Stock
                                                 Convertible Preferred    Issuable Upon Conversion of
                                                Stock held by the Holder   the Series I-2 Convertible
                                                                                Preferred Stock
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                     446,647                     250,777
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                       10,319                       5,794
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP), L.P.                       37,702                      21,168
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.              10,449                       5,867
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.           10,449                       5,867
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P          4,021                       2,258
-----------------------------------------------------------------------------------------------------
TWP 2000 Co-Investment Fund, L.P.                          6,729                       3,778
-----------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.





Notes to Footnote 5:

The following table sets forth the number of shares of Series J-2 Convertible Preferred Stock held by the reporting persons and the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-----------------------------------------------------------------------------------------------------
             Holder                               Shares of Series J-2      Shares of Common Stock
                                                 Convertible Preferred    Issuable Upon Conversion of
                                                Stock held by the Holder   the Series J-2 Convertible
                                                                                Preferred Stock
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                     3,051,059                   508,510
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                         70,491                    11,749
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP), L.P.                        257,542                    42,924
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                71,380                    11,897
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.             71,380                    11,897
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P           24,247                     4,041
-----------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 6:

The following table sets forth the number of shares of Series J-3 Convertible Preferred Stock held by the reporting persons and the number of shares of Common Stock issuable upon conversion of such shares. Each share of Series J-3 Convertible Preferred Stock is convertible into approximately 0.3333 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-----------------------------------------------------------------------------------------------------
             Holder                               Shares of Series J-3      Shares of Common Stock
                                                 Convertible Preferred    Issuable Upon Conversion of
                                                Stock held by the Holder   the Series J-3 Convertible
                                                                                Preferred Stock
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                     1,925,973                   641,991
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                         44,498                    14,833
-----------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP), L.P.                        162,573                    54,191
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                45,058                    15,019
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.             45,058                    15,019
-----------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P           15,306                     5,102
-----------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.





Notes to Footnote 7:

The following table sets forth the amount of 10% Secured Convertible Promissory Notes held by the reporting persons, including interest thereon calculated through October 9, 2003, the number of shares of Series J-2 Convertible Preferred Stock into which such notes are convertible and the number of shares of Common Stock issuable upon conversion of such shares upon the consummation of Acusphere's initial public offering. The conversion price for the conversion of 10% Secured Convertible Promissory Notes into shares of Series J-2 Convertible Preferred Stock is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

-------------------------------------------------------------------------------------------------------------------------
           Holder                                          Amount of 10%        Shares of Series J-2    Shares of Common
                                                        Secured Convertible          Convertible          Stock Issuable
                                                       Promissory Notes held       Preferred Stock       Upon Conversion
                                                      by the Holder including       issuable upon       of the Series J-2
                                                      interest through 10/9/03    conversion of the         Convertible
                                                                                        notes            Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                        $6,326,110.35             4,486,603              747,767
-------------------------------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                         $  146,156.81               103,657               17,276
-------------------------------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP), L.P.                         $  533,990.88               378,716               63,119
-------------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                $  147,999.97               104,964               17,494
-------------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.             $  147,999.97               104,964               17,494
-------------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P           $   50,273.92                35,655                5,942
-------------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.


Notes to Footnote 8:

The following table sets forth the number of shares of Series J-2 Convertible Preferred Stock issuable upon exercise of the warrants held by the reporting persons and the number of shares of Common Stock issuable upon conversion of such shares upon the consummation of Acusphere's initial public offering. The exercise price of the warrants is $1.41. Each share of Series J-2 Convertible Preferred Stock is convertible into approximately 0.1667 shares of Common Stock. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

--------------------------------------------------------------------------------------------------------------------
             Holder                                           Shares of Series J-2          Shares of Common Stock
                                                             Convertible Preferred       Issuable Upon Conversion of
                                                              Stock issuable upon        the Series J-2 Convertible
                                                            exercise of the warrants            Preferred Stock
                                                               held by the holder
--------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners, L.P.                                  854,702                       142,450
--------------------------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (AI), L.P.                                    19,746                         3,291
--------------------------------------------------------------------------------------------------------------------
TWP CEO Founder's Circle (QP), L.P.                                    72,145                        12,024
--------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch), L.P.                           19,995                         3,332
--------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners (Dutch II), L.P.                        19,995                         3,332
--------------------------------------------------------------------------------------------------------------------
Thomas Weisel Capital Partners Employee Fund, L.P                       6,792                         1,132
--------------------------------------------------------------------------------------------------------------------

** The number of shares of Common Stock issuable upon the simultaneous conversion of multiple series of preferred stock may change due to changes in rounding due to the aggregation of fractional shares.